Fees Summary	Apr. 15, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 22,540,000.00
Previously Paid Amount	0.00
Total Fee Amount	3,112.77
Total Offset Amount	0.00
Net Fee	$ 3,112.77